UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 4, 2017

GREAT BASIN SCIENTIFIC, INC.

 (Exact name of registrant as specified in its charter)

Delaware	001-36662	83-0361454
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

420 E. South Temple, Suite 520, Salt Lake City, UT

(Address of principal executive offices)

84111

(Zip code)

(801) 990-1055

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.Entry into a Material Definitive Agreement.

As previously disclosed, on April 19, 2017, Great Basin Scientific, Inc. (the “Company”) obtained an advance of $1.2 million from Utah Autism Foundation (the “Foundation”). David Spafford, one of the Company’s directors, and his wife, Susan Spafford, have been designated by the Foundation as “Founding Trustees” under its bylaws and have authority to control certain activities of the Foundation. The funds were used to repurchase both sets of analyzers from Onset Financial, Inc. (“Onset”) that were currently being leased from Onset pursuant to a sale-leaseback agreement.

On May 4, 2017 the Company and the Foundation entered into a definitive loan agreement, whereby the Company issued a promissory note with an effective date of April 13, 2017, for the $1.2 million advance.  The principal and all accrued and unpaid interest thereon, shall be repaid by the Company in twenty-three (23) consecutive equal monthly installments of Forty-Five Thousand Dollars ($45,000.00), commencing May 13, 2017, and continuing on the 13th day of each month thereafter, with a final payment of Three Hundred Thousand Four Hundred One and 54/100 Dollars ($300,401.54), representing all remaining unpaid principal and accrued interest, to be paid in the twenty-fourth (24th) month on April 13, 2019. The interest rate is 10.0% per annum and the Company granted a security interest in the analyzers to the Foundation until the loan is fully paid. The agreement includes standard and customer terms and default provisions.

The loan from the Foundation replaced $1.2 million in Company obligations to Onset that had higher monthly payments of $139,540 through September 2017 and $74,875 from October 2017 through April 2018.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

To the extent required by Item 2.03 of Form 8-K, the information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 3.03.Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein

Item 9.01.Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Title or Description
10.1*	Form of Purchase Money Security Agreement by and between Great Basin and Utah Autism Foundation dated April 13, 2017.
10.2*	Form of Purchase Money Promissory Note dated April 13, 2017 in favor of Utah Autism Foundation.

*Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT BASIN SCIENTIFIC, INC.

Date: May 10, 2017	By:	/s/ Ryan Ashton
Name: Ryan Ashton Title: President and Chief Executive Officer

Exhibit Index

Exhibit Number	Exhibit Title or Description
10.1*	Form of Purchase Money Security Agreement by and between Great Basin and Utah Autism Foundation dated April 13, 2017.
10.2*	Form of Purchase Money Promissory Note dated April 13, 2017 in favor of Utah Autism Foundation.

*Filed herewith.